2,500,000 Depositary Shares

                       AMERICAN RADIO SYSTEMS CORPORATION

            Each Representing a One-Twentieth Interest in a Share of

                   7% Convertible Exchangeable Preferred Stock


                               PURCHASE AGREEMENT

                                                               June 19, 1996



CS FIRST BOSTON CORPORATION
ALEX. BROWN & SONS INCORPORATED
MORGAN STANLEY & CO. INCORPORATED
SMITH BARNEY INC.,
    c/o CS First Boston Corporation,
            Park Avenue Plaza,
               New York, N.Y. 10055

Dear Sirs:

         1. Introductory. American Radio Systems Corporation, a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the several initial purchasers named in Schedule A hereto (the "Purchasers") 2,500,000 Depositary Shares (the "Firm Securities"), each representing a one-twentieth interest in a share of its 7% Convertible Exchangeable Preferred Stock, stated liquidation preference $1,000 per share (the "Offered Preferred Stock"), and also proposes to grant to the Purchasers an option, exercisable from time to time by CS First Boston Corporation to purchase up to an additional 250,000 Depositary Shares (the "Optional Securities") (the Firm Securities and the Optional Securities which the Purchasers may elect to purchase pursuant to Section 3 hereof are herein collectively called the "Offered Securities"). The Depositary Shares will be evidenced by Depositary Receipts to be issued pursuant to a Deposit Agreement, dated as of June 25, 1996 (the "Deposit Agreement"), to be entered into among the Company and Harris Trust and Savings Bank, as depositary (the "Depositary"), and all holders from time to time of the Depositary Receipts. The Offered Preferred Stock is convertible, in whole or in part at the option of the holder thereof, into shares of the Company's Class A Common Stock, par value $.01 per share ("Class A Common Stock"), and is exchangeable, in whole but not in part at the option of the Company, for its 7% Convertible Subordinated Debentures Due 2011 (the "Exchange Debentures") to be issued under an indenture (the "Indenture") between the Company and Bank of Montreal Trust Company, as Trustee. The United States Securities Act of 1933 is herein referred to as the "Securities Act."

         The Company has entered into a Credit Agreement, dated as of December 19, 1995, with The Bank of New York and the co-agents and other lenders named therein, as amended by Amendment No. 1, dated as of February 1, 1996 and Amendment No. 2 (the "Credit Agreement Amendment"), dated as of June 19, 1996 (as so amended, the "Credit Agreement"). The Company has also issued 9% Senior Subordinated Notes due 2006 under an indenture, dated as of February 1, 1996 (as heretofore amended, the "Senior Note Indenture"), among the Company, American Radio Systems License Corp. and Fleet National Bank (formerly known as Fleet National Bank of Connecticut), as trustee, as amended by the Supplemental Indenture, dated as of May 31, 1996.






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         The Company hereby agrees with the several Purchasers as follows:

         2.   Representations  and  Warranties  of  the  Company.   The  Company
represents and warrants to, and agrees with, the several Purchasers that:

                  (a) A preliminary offering circular and an offering circular relating to the Offered Securities to be offered by the Purchasers have been prepared by the Company. Such preliminary offering circular and offering circular, as supplemented as of the date of this Agreement, together with the documents listed in Schedule B hereto and any other document approved by the Company for use in connection with the contemplated resale of the Offered Securities are hereinafter collectively referred to as the "Offering Document". On the date of this Agreement, the Offering Document does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Offering Document based upon written information furnished to the Company by any Purchaser through CS First Boston Corporation ("CSFBC") specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b). Except as disclosed in the Offering Document, on the date of this Agreement, the Company's Annual Report on Form 10-K most recently filed with the Securities and Exchange Commission (the "Commission") and all subsequent reports (collectively, the "Exchange Act Reports") which have been filed by the Company with the Commission or sent to stockholders pursuant to the Securities Exchange Act of 1934 (the "Exchange Act") do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

                  (b) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Document; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification.

                  (c) Each subsidiary of the Company has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Document; and each subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification; all of the issued and outstanding capital stock of each subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and, except for the pledge pursuant to the Credit Agreement, the capital stock of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects.

                  (d) The Offered Preferred Stock and all other outstanding shares of capital stock of the Company have been duly authorized; all outstanding shares of Class A Common Stock and other capital stock of the Company are, and, when the Offered Securities have been delivered and paid for in accordance with this Agreement on each Closing Date (as hereinafter defined) and the Offered Preferred Stock relating thereto has been issued and deposited with the Depositary as contemplated in the Deposit Agreement, such Offered Preferred Stock will have been, validly issued, fully paid and nonassessable and will conform to the respective descriptions thereof contained in the Offering Document; and the stockholders of the Company have no preemptive rights with respect to the Offered

         Securities or the Offered Preferred Stock; and there are no restrictions on transfers of the Offered Securities, the Offered Preferred Stock, the Exchange Debentures or the Underlying Shares (as hereinafter defined) except as required by (A) Rule 144A under the Securities Act or otherwise described under "Transfer Restrictions" in the Offering Document, (B) the restrictions on transfer contained in the Purchaser's Letter (as hereinafter defined) with respect to Securities (as defined therein) purchased by Institutional Accredited Investors (as hereinafter defined) and (C) the Deposit Agreement and the Indenture, all as described in the Offering Document under "The Offering", "Risk Factors--Factors Relating to the Securities--Lack of Trading Market for the Depositary Shares; Transfer Restrictions", "Description of the Depository Shares--Book-Entry Only Issuance--The Depository Trust Company", "Plan of Distribution" and "Transfer Restrictions".

                  (e) The Deposit  Agreement has been duly authorized,  executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; upon issuance by the Depositary on each Closing Date of Depositary Receipts evidencing Offered Securities in accordance with the Deposit Agreement, such Depositary Receipts will be duly and validly issued and will entitle the holders thereof to the rights specified therein and in the Deposit Agreement; and the Deposit
         Agreement and the Depositary Receipts conform to the descriptions thereof in the Offering Document.

                  (f) The Indenture has been duly authorized by the Company; the Exchange Debentures have been duly authorized; when the Exchange Debentures are delivered in exchange for the Offered Preferred Stock pursuant to the terms of the Offered Preferred Stock, the Indenture will have been duly executed and delivered by the Company, the Exchange Debentures will have been duly executed, authenticated, issued and delivered and will conform to the description thereof contained in the Offering Document and the Indenture, and the Exchange Debentures will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (g) When the Offered Securities are delivered and paid for pursuant to this Agreement on each Closing Date, the related Offered Preferred Stock will be convertible into the shares of Class A Common Stock ("Underlying Shares") of the Company in accordance with their terms; when the Exchange Debentures are delivered in exchange for the Offered Preferred Stock pursuant to the terms of the Offered Preferred Stock, the Exchange Debentures will be convertible into Underlying Shares in accordance with the terms of the Indenture; the Underlying Shares initially issuable upon conversion of such Offered Preferred Stock and the Exchange Debentures have been duly authorized and reserved for issuance upon such conversion and, when issued upon such conversion, will be validly issued, fully paid and nonassessable; and the stockholders of the Company have no preemptive rights with respect to the Underlying Shares.

                  (h) Except as disclosed in the Offering Document, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Purchaser for a brokerage commission, finder's fee or other like payment in connection with the offering of the Offered Securities.

                  (i) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement, the Indenture or the Credit Agreement Amendment in connection with the issuance and sale of the Offered Securities or Offered Preferred Stock by the Company or the issuance and delivery of the Exchange Debentures or the Underlying Shares, except as may be required by the Blue Sky laws of the several states of the Unites States.

                  (j) The execution, delivery and performance of the Indenture by the Company, the Deposit Agreement, this Agreement and the Credit Agreement Amendment, the issuance and sale of the Offered Securities and Offered Preferred Stock and compliance with the respective terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties, the Credit Agreement, the Senior Note Indenture or any other agreement or instrument to which the Company or any such subsidiary is a party or by which the Com pany or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, or the charter or by-laws of the Company or any such subsidiary, and the Company has full power and authority to authorize, issue and sell the Offered Securities and the Offered Preferred Stock as contemplated by this Agreement and to authorize, issue and deliver the Exchange Debentures as contemplated by the terms of the Offered Preferred Stock.

                  (k) Each of the radio stations owned, operated, programmed, marketed or for which advertising time is sold by the Company and its subsidiaries is validly licensed by the Federal Communications Commission (the "FCC") and no administrative or judicial proceedings are pending or, to the knowledge of the Company or its subsidiaries, threatened by or pending before the FCC with respect to such licenses; the Company and its subsidiaries possess adequate certificates, authorizations or permits which are in full force and effect issued by other appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the Company and its subsidiaries taken as a whole.

                  (l) This Agreement has been duly authorized, executed and delivered by the Company.

                  (m) Except as disclosed in the Offering Document, the Company and its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed in the Offering Document, the Company and its subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

                  (n) No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent that might have a material adverse effect on the Company and its subsidiaries taken as a whole.

                  (o) The Company and its subsidiaries own, possess or can acquire on reasonable terms, ade quate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confiden tial information and other intellectual property (collectively, "intellectual property rights") necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the Company and its subsidiaries taken as a whole.

                  (p) Except as disclosed in the Offering Document, neither the Company nor any of its subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a material adverse effect on the Company and its subsidiaries taken as a whole; and the Company is not aware of any pending investigation which might lead to such a claim.

                  (q) Except as disclosed in the Offering Document, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective proper ties that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, or would materially and adversely affect the ability of the Company to perform its obligations under the Deposit Agreement, the Indenture or this Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings are threatened or, to the Company's knowledge, contemplated.

                  (r) The financial statements included in the Offering Document present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis; and the assumptions used in preparing the estimated pro forma financial information included in the Offering Document provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

                  (s) Except as disclosed in the Offering Document, since the date of the latest audited financial statements included in the Offering Document there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Offering Document, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                  (t) The Company is not an open-end investment company, unit investment trust or face- amount certificate company that is or is required to be registered under Section 8 of the United States Investment Company Act of 1940 (the "Investment Company Act"), nor is it a closed-end investment company required to be registered, but not registered, thereunder; and the Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Offering Document, will not be an "investment company" as defined in the Investment Company Act.

                  (u) No securities of the same class (within the meaning of Rule 144A(d)(3) under the Securi ties Act) as the Offered Securities, Offered Preferred Stock or Exchange Debentures are listed on any national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.

                  (v) The offer and sale of the Offered Securities and Offered Preferred Stock in the manner contemplated by this Agreement will be exempt from the registration requirements of the Securities Act by reason of Section 4(2) thereof and Regulation S thereunder; and it is not necessary to qualify an indenture in respect of the Exchange Debentures under the United States Trust Indenture Act of 1939 (the "Trust Indenture Act").

                  (w) Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf (i) has, within the six-month period prior to the date hereof, offered or sold in the United States or to any U.S. person (as such terms are defined in Regulation S under the Securities Act) the Offered Securities, any Offered Preferred Stock, any Exchange Debentures or any Underlying Shares or any security of the same class or series as any of the foregoing, any instruments representing interests therein or any depositary shares representing the right to receive any such securities, other than (x) offers and sales of Class A Common Stock (but not the Underlying Shares) pursuant to registration statement no. 333-00270 on February 1, 1996 and as consideration in privately negotiated acquisitions and mergers, and (y) offers and sales of Class A Common Stock and Class B Common Stock pursuant to employee benefit plans, or (ii) has offered or will offer or sell the Offered Securities, Offered Preferred Stock, Exchange Debentures or Underlying Shares (A) in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or (B) with respect to any such securities sold in reliance on Rule 903 of Regulation S ("Regulation S") under the Securities Act, by means of any directed selling efforts within the meaning of Rule 902(b) of Regulation S. The Company, its affiliates and any person acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S. The Company has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities, Offered Preferred Stock, Exchange Debentures or Underlying Shares except for this Agreement.

                  (x) The Company is subject to Section 13 or 15(d) of the Exchange Act.

         3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Purchasers, and the Purchasers agree, severally and not jointly, to purchase from the Company, at a purchase price of $48.50 per Depositary Share plus accumulated dividends, if any, from June 25, 1996, the respective numbers of Firm Securities set forth opposite the names of the several Purchasers in Schedule A hereto.

         The Company will deliver against payment of the purchase price the Firm Securities in the form of one or more permanent global Securities in definitive form (the "Firm Global Securities") deposited with the Depository as custodian for The Depository Trust Company ("DTC") and registered in the name of Cede & Co., as nominee for DTC. Interests in any permanent global Securities will be held only in book-entry form through DTC, except in the limited circumstances described in the Offering Document. Payment for the Firm Securities shall be made by the Purchasers in Federal (same day) funds by official check or checks or wire transfer to an account previously designated to CSFBC by the Company at a bank acceptable to CSFBC drawn to the order of the Company at the office of Sullivan & Cromwell, 125 Broad Street, New York, New York at 9:30 A.M. (New York time), on June 25, 1996, or at such other time not later than seven full business days thereafter as CSFBC and the Company determine, such time being herein referred to as the "First Closing Date", against delivery to the Depositary as custodian for DTC of the Firm Global Securities representing all of the Firm Securities. The Firm Global Securities will be made available for checking at the New York office of the Depositary at least 24 hours prior to the First Closing Date.

         In addition, upon written notice from CSFBC given to the Company from time to time not more than 30 days subsequent to the First Closing Date, the Purchasers may purchase all or less than all of the Optional Securities at the purchase price per Depositary Share (including any accumulated dividends thereon to the related

Optional Closing Date) to be paid for the Firm Securities. The Company agrees to sell to the Purchasers the number of Optional Securities specified in such notice and the Purchasers agree, severally and not jointly, to purchase such Optional Securities. Such Optional Securities shall be purchased from the Company for the account of each Purchaser in the same proportion as the number of Firm Securities set forth opposite such Purchaser's name in Schedule A hereto bears to the total number of Firm Securities (subject to adjustment by CSFBC to eliminate fractions) and may be purchased by the Purchasers only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by CSFBC to the Company.

         Each time for the delivery of and payment for the Optional Securities, being herein referred to as the "Optional Closing Date", which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "Closing Date"), shall be determined by CSFBC on behalf of the several Purchasers but shall not be later than seven full business days after written notice of election to purchase Optional Securities is given. The Company will deliver against payment of the purchase price the Optional Securities being purchased on each Optional Closing Date in the form of one or more permanent global Securities in definitive form (each, an "Optional Global Security") deposited with the Depositary as custodian for DTC and registered in the name of Cede & Co., as nominee for DTC. Payment for such Optional Securities shall be made by the Purchasers in Federal (same day) funds by official check or checks or wire transfer to an account previously designated to CSFBC by the Company at a bank acceptable to CSFBC drawn to the order of the Company at the above office of Sullivan & Cromwell, against delivery to the Depositary as custodian for DTC of the Optional Global Securities representing all of the Optional Securities being purchased on such Optional Closing Date.

         Notwithstanding the foregoing, any Offered Securities sold in reliance on Regulation S or sold to Institutional Accredited Investors (as hereinafter defined) pursuant to Section 4(c) shall be issued in definitive, fully registered form and shall bear the legend relating thereto set forth under "Transfer Restrictions" in the Offering Document, but shall be paid for in the same manner as any Offered Securities to be purchased by the Purchasers hereunder and to be offered and sold by them in reliance on Rule 144A under the Securities Act.

         4.  Representations  by  Purchasers;  Resale  by  Purchasers.  (a) Each
Purchaser severally represents and warrants to the Company that it is an "accredited investor" within the meaning of Regulation D under the Securities Act.

                  (b) Each Purchaser severally acknowledges that neither the Offered Securities, the Offered Preferred Stock, the Exchange Debentures nor the Underlying Shares (collectively, the "Restricted Securities") have been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regula tion S or pursuant to an exemption from the registration requirements of the Securities Act. Each Purchaser severally represents and agrees that it has offered and sold the Restricted Securities, and will offer and sell the Restricted Securities (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering and the latest Closing Date, only in accordance with Rule 903 or Rule 144A under the Securities Act ("Rule 144A") or in the case of CSFBC or any other Purchaser authorized by CSFBC to a limited number of Institutional Accredited Investors in accordance with subsection
         (c). Accordingly, neither such Purchaser nor its affiliates, nor any persons acting on its or their behalf, have engaged or will engage in any directed selling efforts with respect to the Restricted Securities, and such Purchaser, its affiliates and all persons acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S. Each Purchaser severally agrees that, at or prior to confirmation of sale of the Restricted Securities, other than a sale pursuant to Rule 144A or a sale to an Institutional Accredited Investor in accordance with subsection (c), such Purchaser will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases the Offered Securities from it during the restricted period a confirmation or notice to substantially the following effect:

                  "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the "Securities Act") and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the date of the commencement of the offering and the closing date, except in either case in accor dance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meanings given to them by Regulation S."

         Terms used in this subsection (b) have the meanings given to them by Regulation S.

                  (c) CSFBC and any other Purchaser authorized by CSFBC may offer and sell Offered Securities in definitive, fully registered form to a limited number of institutions, each of which is reasonably believed by the applicable Purchaser to be an "accredited investor" within the meaning of Rule 501(a)(1), (2) or (3) under the Securities
         Act or an entity in which all of the equity owners are accredited investors within the meaning of Rule 501(a)(1), (2) or (3) under the Securities Act (each, an "Institutional Accredited Investor"); provided that each such Institutional Accredited Investor executes and delivers to such Purchaser and the Company, prior to the consummation of any sale of Offered Securities to such Institutional Accredited Investor, a Purchaser's Letter in substantially the form attached hereto as Schedule F (a "Purchaser's Letter").

                  (d) Each Purchaser severally agrees that it and each of its affiliates has not entered and will not enter into any contractual arrangement with respect to the distribution of the Restricted Securities except for any such arrangements with the other Purchasers or affiliates of the other Purchasers, or with the prior written consent of the Company.

                  (e) Each Purchaser severally agrees that it and each of its affiliates will not offer or sell the Restricted Securities in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act, including, but not limited to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. Each Purchaser severally agrees, with respect to resales by it of Offered Securities purchased from the Company made in reliance on Rule 144A, other than through the National Association of Securities Dealers, the Private Offerings, Resale and Trading through Automated Linkages ("PORTAL") market, to deliver either with the confirmation of such resale or otherwise prior to settlement of such resale a notice to the effect that the resale of such Offered Securities has been made in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 144A.

                  (f) Each of the Purchasers severally represents and agrees that (i) it has not offered or sold, and prior to the date six months after the date of issue of the Restricted Securities will not offer or sell, any Restricted Securities to any persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995, (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Restricted Securities in, from or otherwise involving the United Kingdom, and (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Restricted Securities to a person who is of a kind described in Article 11(3) of the Financial

         Services Act 1986 (Investment Advertisements) (Exemptions) Order 1995 or is a person to whom the document may otherwise lawfully be issued or passed on.

         5. Certain Agreements of the Company. The Company agrees with the several Purchasers that:

                  (a) The Company will advise CSFBC promptly of any proposal to amend or supplement the Offering Document and will not effect such amendment or supplementation without CSFBC's consent. If, at any time prior to the completion of the resale of the Offered Securities by the Purchasers, any event occurs as a result of which the Offering Document as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Company promptly will notify CSFBC of such event and promptly will prepare, at its own expense, an amendment or supplement which will correct such statement or omission. Neither CSFBC's consent to, nor the Purchasers' delivery to offerees or investors of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

                  (b) The Company will furnish to CSFBC copies of any preliminary offering circular, the Offering Document and all amendments and supplements to such documents, in each case as soon as available and in such quantities as CSFBC requests, and the Company will furnish to CSFBC on the date hereof five copies of the Offering Document signed by a duly authorized officer of the Company, one of which will include the independent accountants' reports therein manually signed by such independent accountants. At any time when the Company is not subject to
         Section 13 or 15(d) of the Exchange Act, the Company will promptly furnish or cause to be furnished to CSFBC (and, upon request, to each of the other Purchasers) and, upon request of holders and prospective purchasers of the Offered Securities, the Offered Preferred Stock, the Exchange Debentures and the Underlying Shares, to such holders and purchasers, copies of the information required to be delivered to holders and prospective purchasers of such securities pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) in order to permit compliance with Rule 144A in connection with resales by such holders of such securities. The Company will pay the expenses of printing and distributing to the Purchasers (and such holders and prospective purchasers) all such documents.

                  (c) The Company will arrange for the qualification of the Offered Securities for sale and the determination of their eligibility for investment under the laws of such jurisdictions in the United States and Canada as CSFBC designates and will continue such qualifications in effect so long as required for the resale of the Offered Securities by the Purchasers, provided that the Company will not be required to qualify as a foreign corporation or to file a general consent to service of process in any such state or subject itself to taxation generally in any jurisdiction.

                  (d) During the period of five years hereafter, the Company will furnish to CSFBC and, upon request, to each of the other Purchasers, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to CSFBC and, upon request, to each of the other Purchasers (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to stockholders; and (ii) from time to time, such other information concerning the Company as CSFBC may reasonably request.

                  (e) During the period of three years after the later of the First Closing Date and the last Optional Closing Date, the Company will, upon request, furnish to CSFBC, each of the other Purchasers and any holder of Restricted Securities a copy of the restrictions on transfer applicable to the Restricted Securities.

                  (f) During the period of three years after the later of the First Closing Date and the last Optional Closing Date, the Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Restricted Securities that have been reacquired by any of them.

                  (g) During the period of three years after the later of the First Closing Date and the last Optional Closing Date, the Company will not be or become, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act, and is not, and will not be or become, a closed-end investment company required to be registered, but not registered, under the Investment Company Act.

                  (h) The Company will pay all expenses incidental to the performance of its obligations under this Agreement, the Indenture and the Deposit Agreement, including (i) the fees and expenses of the Trustee, the registrar, transfer and conversion agent of the Offered Preferred Stock, the Depositary and their professional advisers; (ii) all expenses in connection with the execution, issue, authentication, packaging and initial delivery of the Offered Securities, the preparation and printing of this Agreement, the Offered Securities, the Offered Preferred Stock, the Underlying Shares, the Indenture, the Deposit Agreement, the Offering Document and amendments and supplements thereto, and any other document relating to the issuance, offer, sale and delivery of the Offered Securities, the Offered Preferred Stock, the Underlying Shares and the Exchange Debentures; (iii) the cost of qualifying the Offered Securities for trading in the PORTAL market and any expenses incidental thereto; and (iv) the cost of any advertising approved by the Company in connection with the issue of the Offered Securities. The Company will also pay or reimburse the Purchasers (to the extent incurred by them) for any expenses (including fees and disbursements of counsel) incurred in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions in the United States and Canada as CSFBC designates and the printing of memoranda relating thereto, for any fees charged by investment rating agencies for the rating of the Restricted Securities, for any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities and for expenses incurred in distributing preliminary offering circulars and the Offering Document (including any amendments and supplements thereto) to the Purchasers.

                  (i) In connection with the offering, until CSFBC shall have notified the Company and the other Purchasers of the completion of the resale of the Offered Securities, neither the Company nor any of its affiliates has or will, either alone or with one or more other persons, bid for or purchase for any account in which it or any of its affiliates has a beneficial interest any, Offered Securities, Offered Preferred Stock, Underlying Shares or Exchange Debentures or any securities of the same class as any of the foregoing (collectively, "Subject Securities") or attempt to induce any person to purchase any Subject Securities; and neither it nor any of its affiliates will make bids or purchases for the purpose of creating actual, or apparent, active trading in, or of raising the price of, any Subject Securities.

                  (j) The Company will comply with the terms of the Deposit Agreement so that the Depositary Receipts evidencing the Offered Securities will be executed by the Depositary and delivered to the Purchasers pursuant to this Agreement at the applicable Closing Date.

                  (k) For a period of 90 days after the date of the initial offering of the Offered Securities by the Purchasers, the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Securities Act relating to (a) any preferred stock or any other securities of the Company which are substantially similar to any of the Restricted Securities, (b) any shares of Class A Common Stock or any other capital stock of the Company, or (c) any other securities convertible into or exchangeable or exercisable for preferred stock or substantially similar securities of the Company, or publicly disclose the intention to make any such offer, sale, pledge or disposal, without the prior written consent of CSFBC, except for any such offer, sale, contract to sell, pledge or other disposition of (i) any of the Restricted Securities, (ii) securities issued or delivered upon conversion, exchange or exercise of any other securities of the Company outstanding on the date hereof, (iii) capital stock of the Company issued pursuant to benefit or other incentive plans maintained for its officers, directors or employees or (iv) securities issued in connection with mergers, acquisitions or similar transactions. The Company will deliver to the Purchasers prior to the date hereof "lock-up agreements" of the directors, officers and certain shareholders of the Company also agreeing not to make any such offer, sale, contract to sell or disposition for a period of 90 days after the date of the initial offering of the Offered Securities by the Purchasers. The Company will not at any time offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, pledge, contract or disposition would cause the exemption afforded by Section 4(2) of the Securities Act or the safe harbor of Regulation S thereunder to cease to be applicable to the offer and sale of the Restricted Securities.

         6. Conditions of the Obligations of the Purchasers. The obligations of the several Purchasers to purchase and pay for the Restricted Firm Securities on the First Closing Date and for the Optional Securities on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of officers of the Company and the Depositary made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

                  (a) The Purchasers shall have received a letter, dated the date of this Agreement, of Deloitte & Touche LLP confirming that they are independent public accountants under rule 101 of the American Institute of Certified Public Accountants Code of Professional Conduct, and its interpretation and rulings.

                  (b) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company or its subsidiaries which, in the judgment of a majority in interest of the Purchasers including CSFBC, is material and adverse and makes it impractical or inadvisable to proceed with completion of the offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange or on the Nasdaq National Market, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by U.S. Federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Purchasers including CSFBC, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the offering or sale of and payment for the Offered Securities.

                  (c) The Purchasers shall have received an opinion, dated such Closing Date, of Sullivan & Worcester, counsel for the Company, to the effect set forth in Schedule D hereto.

                  (d) The Purchasers shall have received an opinion, dated such Closing Date, of Dow, Lohnes & Albertson, FCC counsel for the Company, to the effect set forth in Schedule E hereto.

                  (e) The Purchasers shall have received from Sullivan & Cromwell, counsel for the Purchasers, such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities, the Offering Document, the exemption from registra tion for the offer and sale of the Offered Securities by the Company to the several Purchasers and the resales by the several Purchasers as contemplated hereby and other related matters as CSFBC may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (f) The Purchasers shall have received a certificate, dated such Closing Date, of the Chief Executive Officer of the Company and the Chief Financial Officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Company in this Agreement are true and correct, that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date, and that, subsequent to the date of the most recent financial statements in the Offering Document there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in or contemplated by the Offering Document or as described in such certificate.

                  (g) The Purchasers shall have received a letter, dated such Closing Date, of Deloitte & Touche LLP which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than five days prior to such Closing Date for the purposes of this subsection.

                  (h) The Company and the Depositary shall have executed and delivered the Deposit Agreement (in form and substance satisfactory to CSFBC) and the Deposit Agreement shall be in full force and effect.

                  (i) The Depositary shall have furnished or caused to be furnished to the Purchasers a certificate satisfactory to CSFBC of one of its authorized officers with respect to the deposit with it of the Offered Preferred Stock against issuance of the Depositary Receipts evidencing the Offered Securities being sold on such Closing Date, the execution, issuance, countersignature and delivery of such Depositary Receipts pursuant to the Deposit Agreement and such other matters related thereto as CSFBC reasonably requests.

The Company will furnish the Purchasers with such conformed copies of such opinions, certificates, letters and documents as the Purchasers reasonably request. CSFBC may in its sole discretion waive on behalf of the Purchasers compliance with any conditions to the obligations of the Purchasers hereunder, whether in respect of an Optional Closing Date or otherwise.

         7. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each Purchaser against any losses, claims, damages or liabilities, joint or several, to which such Purchaser may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or any related preliminary offering circular or the Exchange Act Reports, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will reimburse each Purchaser for any legal or other expenses reasonably incurred by such Purchaser in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Purchaser through CSFBC specifically for use therein, it being understood and agreed that the only such information consists of the information described as such in subsection (b) below.

                  (b) Each Purchaser will severally and not jointly indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act or the
Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or any related pre liminary offering circular, or arise out of or are based upon the omission or the alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Purchaser through CSFBC specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company in connection with investi gating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Purchaser consists of the following information in the Offering Document furnished on behalf of each
Purchaser: the last paragraph at the bottom of the cover page concerning the terms of the offering by the Purchasers, the legend concerning over-allotments and stabilizing on the inside front cover page and the material relationship disclosure appearing in the ninth paragraph under the caption "Plan of Distribution".

                  (c) Promptly after receipt by an indemnified  party under this
Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

                  (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Purchasers on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total discounts and commissions received by the Purchasers from the Company under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities purchased by it were resold exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Purchasers' obligations in this subsection (d) to contribute are several in proportion to their respective purchase obligations and not joint.

                  (e) The obligations of the Company under this Section shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Purchaser within the meaning of the Securities Act or the Exchange Act; and the obligations of the Purchasers under this Section shall be in addition to any liability which the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act.

         8. Default of Purchasers. If any Purchaser or Purchasers default in their obligations to purchase Offered Securities hereunder on either the First Closing Date or any Optional Closing Date and the aggregate number of Offered Securities that such defaulting Purchaser or Purchasers agreed but failed to purchase does not exceed 10% of the total number of Offered Securities that the Purchasers are obligated to purchase on such Closing Date, CSFBC may make arrangements satisfactory to the Company for the purchase of such Offered Securities by other persons, including any of the Purchasers, but if no such arrangements are made by such Closing Date, the non-defaulting Purchasers shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Purchasers agreed but failed to purchase on such Closing Date. If any Purchaser or Purchasers so default and the aggregate number of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of Offered Securities that the Purchasers are obligated to purchase on such Closing Date and arrangements satisfac tory to CSFBC and the Company for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Purchaser or the Company, except as provided in Section 9 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement shall not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term "Purchaser" includes any person substituted for a Purchaser under this Section. Nothing herein will relieve a defaulting Purchaser from liability for its default.

         9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the several Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Purchaser, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Purchasers is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company and the Purchasers pursuant to Section 7 shall remain in effect and if any Offered Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Purchasers is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occur rence of any event specified in clause (iii), (iv) or (v) of Section 6(b), the Company will reimburse the Purchasers for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

         10. Notices. All communications hereunder will be in writing and, if sent to the Purchasers will be mailed, delivered or telegraphed and confirmed to the Purchasers, c/o CS First Boston Corporation, Park Avenue Plaza, New York, N.Y. 10055, Attention: Investment Banking Department--Transactions Advisory Group, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 116 Huntington Avenue, Boston, MA 02116, Attention: Steven B. Dodge; provided, however, that any notice to a Purchaser pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Purchaser.

         11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder, except that holders and prospective purchasers of Offered Securities, Offered Preferred Stock, Exchange Debentures and Underlying Shares shall be entitled to enforce the agreements for their benefit contained in the second and third sentences of Section 5(b) hereof against the Company as if such holders were parties hereto.

         12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

         13. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of laws.

         The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

         If the foregoing is in accordance with the Purchasers' understanding of our agreement, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the several Purchasers in accordance with its terms.

                                       Very truly yours,

                                       AMERICAN RADIO SYSTEMS CORPORATION


                                       By____________________________
                                           Name:
                                           Title:

The foregoing Purchase Agreement is hereby confirmed and accepted as of the date first above written.

CS FIRST BOSTON CORPORATION
ALEX. BROWN & SONS INCORPORATED
MORGAN STANLEY & CO. INCORPORATED
SMITH BARNEY INC.,




By CS FIRST BOSTON CORPORATION


         By____________________________
             Name:
             Title:

                                   SCHEDULE A




                                                                Number of
Purchaser                                                   Firm Securities
- - ---------                                                   ---------------

CS First Boston Corporation................................      625,000
Alex. Brown & Sons Incorporated............................      625,000
Morgan Stanley & Co. Incorporated..........................      625,000
Smith Barney Inc...........................................      625,000




            Total..........................................    2,500,000
                                                               =========

                                   SCHEDULE B

The following documents are attached to and incorporated by reference in the preliminary offering circular and the offering circular:

         (a) The Company's Annual Report on Form 10-K for the year ended December 31, 1995;

         (b) the Company's Quarterly Report on Form 10-Q/A for the three months ended March 31, 1996; and

         (c) the Company's proxy statement for the 1996 Annual Meeting of Stockholders held on May 22, 1996.

                                   SCHEDULE C

                    Letter of Independent Public Accountants
                           Referred to in Section 6(a)


                           (i) they have performed the  procedures  specified by
                  the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements included in the Offering Document and in the Exchange Act Reports;

                           (ii) on the basis of the review referred to in clause
                  (ii) above, a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                                    (A)  the  unaudited   financial   statements
                           included in the Offering Document or in the Exchange Act Reports do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations thereunder or any material modifications should be made to such unaudited financial statements for them to be in conformity with gener ally accepted accounting principles;

                                    (B) at the  date  of  the  latest  available
                           balance sheet read by such accoun tants, or at a subsequent specified date not more than five days prior to the date of this Agreement, there was any change in the capital stock or any increase in short-term debt or long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net current assets or net assets, as compared with amounts shown on the latest balance sheet included in the Offering Document; or

                                    (C) for the period from the closing  date of
                           the latest income statement included in the Offering Document to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest income statement included in the Offering Document,
                           in  consolidated  net  revenues,   station  operating
                           income (defined as net revenues less operating expenses, excluding depreciation, amortization and corporate expenses) or in other income and expense, net, or in the total amounts of consolidated income before extraordinary items or net income;

                  except in all cases set forth in clauses (B) and (C) above for changes, increases or decreases which the Offering Document discloses have occurred or may occur or which are described in such letter; and

                           (iii) they have compared specified dollar amounts (or
                  percentages derived from such dollar amounts) and other financial information contained in the Offering Document and the Exchange Act Reports (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

                                   SCHEDULE D

                       Opinion of Counsel for the Company
                           Referred to in Section 6(c)


                           (i) Each of the Company and its subsidiaries has been
                  duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own its properties and conduct its business as described in the Offering Document; and is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not individually have a material adverse effect on the Company or such subsidiary (it being understood that such counsel need express no opinion as to the due incorporation of subsidiaries of the Company acquired in the Marlin Transaction (as defined in the Offering Document));

                           (ii) The  Offered  Preferred  Stock  relating  to the
                  Offered Securities delivered on such Closing Date and all other outstanding shares of the Common Stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and conform to the respective descriptions thereof contained in the Offering Document; and the stockholders of the Company have no preemptive or other rights with respect to the Offered Securities or the Offered Preferred Stock;

                           (iii) The Deposit Agreement has been duly authorized,
                  executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Depositary Receipts evidencing Offered Securities being sold on such Closing Date have been duly and validly issued and will entitle the holders thereof to the rights specified therein and in the Deposit Agreement; and the Deposit Agreement and the Depositary Receipts conform to the descriptions thereof in the Offering Document;

                           (iv) The Indenture and the Exchange  Debentures  have
                  been duly authorized by the Company; when the Exchange Debentures have been duly executed, authenticated, issued and delivered in exchange for the Offered Preferred Stock pursuant to the terms of the Offered Preferred Stock, the Indenture and the Exchange Debentures will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Indenture conforms and the Exchange Debentures will conform to the descriptions thereof contained in the Offering Document;

                           (v) The shares of Offered Preferred Stock relating to
                  the Offered  Securities  delivered  on such  Closing  Date are convertible into Class A Common Stock of the Company in accordance with their terms; when the Exchange Debentures are delivered in exchange for the Offered Preferred Stock pursuant to the terms of the Offered Preferred Stock, the Exchange Debentures will be convertible into Class A Common Stock in accordance with the terms of the Indenture; the shares of such Class A Common Stock initially issuable upon conversion of the shares of Offered Preferred Stock relating to the Offered
                  Securities delivered on such Closing Date or the related Exchange Debentures have been duly authorized and reserved for issuance upon such conversion and, when issued upon such conversion, will be validly issued, fully paid and nonassessable; the outstanding shares of Class A Common

                  Stock have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description thereof contained in the Offering Document; and the stockholders of the Company have no preemptive rights with respect to the Class A Common Stock;

                           (vi) The  Credit  Agreement  Amendment  has been duly
                  authorized, executed and delivered by the Company, has become effective and constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                           (vii) No consent,  approval,  authorization  or order
                  of, or filing with, any govern mental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement, the Indenture or the Credit Agreement Amendment in connection with the issuance or sale of the Offered Securities or the Offered Preferred Stock by the Company or the issuance and delivery of the Exchange Debentures or the Underlying Shares, except that we express no opinion as to (x) such as may be required by the Communications Act of 1934, as amended (the "Communications Act"), and (y) such as may be required by the Blue Sky laws of the several states of the United States;

                           (viii) The execution, delivery and performance of the
                  Indenture by the Company, the Deposit Agreement, this Agreement and the Credit Agreement Amendment, the issuance and sale of the Offered Securities and Offered Preferred Stock and compliance with the respective terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Company or any subsidiary of the Company or any of their properties, or, to such counsel's knowledge, any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound including, but not limited to, the Credit Agreement and the Senior Note Indenture, or to which any of the properties of the Company or any such subsidiary is subject, or the charter or by-laws of the Company or any such subsidiary, except that such counsel need not express any opinion with respect to the Communications Act, or the rules, regulations and orders of the FCC promulgated thereunder, and the Company has full power and authority to authorize, issue and sell the Offered Securities and Offered Preferred Stock as contemplated by this Agreement and the Deposit Agreement and to authorize issue and deliver the Exchange Debentures as contemplated by the terms of the Offered Preferred Stock;

                           (ix) Such  counsel have no reason to believe that the
                  Offering Document, or any amendment or supplement thereto, or any Exchange Act Report as of the date hereof and as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; the descriptions in the Offering Document and the Exchange Act Reports of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; it being understood that such counsel need express no opinion as to the financial statements or other financial data contained in the Offering Document and the Exchange Act Reports;

                           (x) This Agreement has been duly authorized, executed
                  and delivered by the Company; and

                           (xi) It is not necessary in  connection  with (i) the
                  offer, sale and delivery of the Offered Securities by the Company to the several Purchasers pursuant to this Agreement or (ii) the resales of the Offered Securities by the several Purchasers in the manner contemplated by this Agreement to register the Offered Securities, Offered Preferred Stock, Exchange Debentures or Underlying Shares under the Securities Act or to qualify an indenture in respect of the Exchange Debentures under the Trust Indenture Act.

                                   SCHEDULE E

                     Opinion of FCC Counsel for the Company
                           Referred to in Section 6(d)


         (i) No consent, approval, authorization, order or waiver of filing (other than information filings) with the FCC is required under the Communications Act of 1934, as amended, and the published rules, regulations and policies of the FCC (the "Communications Act") to be obtained or made by the Company or any subsidiary of the Company for the issuance and sale of the Offered Securities or the Offered Preferred Stock by the Company or the issuance and delivery of the Exchange Debentures or the Underlying Shares, and the compliance with the terms and provisions thereof, the offering thereof by the Purchasers, the effectiveness of the Credit Agreement Amendment and the execution, delivery and performance of the Indenture, the Deposit Agreement and this Agreement;

         (ii) The execution, delivery and performance by the Company of the Indenture, the Deposit Agreement, this Agreement and the Credit Agreement Amendment and the issuance and sale of the Offered Securities and the Offered Preferred Stock and the issuance and delivery of the Exchange Debentures and the Underlying Shares and the compliance with the respective terms and provisions thereof, and the offering thereof by the Purchasers, do not violate any of the terms or provisions of (i) the Communications Act or (ii) those radio broadcast licenses that are held by the Company or any subsidiary of the Company;

         (iii) Neither the Offering Document nor the Exchange Act Report as of the date of the Offering Document and as of the date hereof, with respect to statements of federal broadcast communications law or legal conclusions solely with respect to federal broadcast communications law contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make such statements or conclusions, in light of the circumstances under which they were made, not misleading;

         (iv) The statements set forth under "Risk Factors - Factors Relating to American and its Business Regulatory Matters" and "Business - Federal Regulation of Radio Broadcasting" in the portion of the Offering Document preceding the Annexes and in "Business - Federal Regulation of Radio Broadcasting" in Annex A of the Offering Document, insofar as they are, or refer to, statements of federal broadcast communications law, or legal conclusions with respect to federal broadcast communications law, have been reviewed by us and, taken together, present the information required to make such statements of federal law or legal conclusions, in light of the circumstances in which they were made, accurate in all material respects;

         (v) The licensee for each of the radio broadcast stations identified in the Offering Document and Attachment B hereof as (a) radio broadcast stations either (i) owned or (ii) operated, programmed and marketed by the Company or a subsidiary of the Company, or (b) radio broadcast stations for which advertising time is sold by the Company or a subsidiary of the Company, holds a currently effective radio broadcast license issued by the FCC for such radio broadcast station; and

         (vi) Except as may be described in the Offering Document, to our knowledge (a) there is no administrative proceeding pending before the FCC against the radio broadcast stations described in the Offering Document as being licensed to the Company or a subsidiary of the Company which, if determined adversely, could reasonably be expected to have a material adverse effect upon any of the Company's radio broadcast stations, and (b) the radio broadcast licenses issued by the FCC for such radio broadcast stations are in full force and effect in that, except as may be described in the Offering Document, they are held by a subsidiary of the Company, are currently effective and are not subject to any special conditions (other than those conditions of a type customarily imposed under the general rules, regulations and policies of the
FCC) that would materially and adversely affect the operation of such radio broadcast stations as currently operated.

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



                                   SCHEDULE F

                         Form of Letter to be Delivered
                     for Institutional Accredited Investors


American Radio Systems Corporation
116 Huntington Avenue
Boston, Massachusetts 02116

CS First Boston Corporation
Alex. Brown & Sons Incorporated
Morgan Stanley & Co. Incorporated
Smith Barney Inc.,
c/o CS First Boston Corporation
52 East 55th Street
New York, N.Y. 10055

Dear Sirs,

         We are delivering this letter in connection with an offering of Depositary Shares, each representing a one-twentieth interest in a share of % Convertible Exchangeable Preferred Stock of American Radio Systems Corporation, a Delaware corporation (the "Issuer")(such securities, together with the related securities exchangeable or convertible therefor, the "Securities"), all as described in the Confidential Offering Circular (the "Offering Circular") relating to the offering.

         We hereby confirm that:

                  (i) we are an "accredited investor" within the meaning of Rule 501(a)(1), (2) or (3) under the Securities Act of 1933, as amended (the "Securities Act"), or any entity in which all of the equity owners are accredited investors within the meaning of Rule 501(a)(l), (2) or (3) under the Securities Act (an "Institutional Accredited Investor");

                  (ii) (A) any purchase of the Securities by us will be for our own account or for the account of one or more other Institutional Accredited Investors or a fiduciary for the account of one or more trusts, each of which is an "accredited investor" within the meaning of Rule 501(a)(7) under the Securities Act and for each of which we exercise sole investment discretion or (B) we are a "bank", within the meaning of Section 3(a)(2) of the Securities Act, or a "savings and loan association" or other institution described in Section 3(a)(5)(A) of the Securities Act, that is acquiring the Securities as a fiduciary for the account of one or more institutions for which we exercise sole investment discretion;

                  (iii) in the event that we purchase any of the Securities, we will acquire Securities having a minimum purchase price of not less than $100,000 for our own account or for any separate account described above for which we are acting;

                  (iv) we have acknowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of purchasing the Securities;

                  (v) we are not acquiring the Securities with a view of distribution thereof or with any present intention of offering or selling any of the Securities, except in accordance with Rule 144A under the Securities Act or in offshore transactions in accordance with Regulation S under the Securities Act, as provided below; provided that the disposition or our property and the property of any accounts for which we are acting as fiduciary shall remain at all times within our control; and


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


                  (vi) we have received a copy of the Offering Circular relating to the offering of the Securities and acknowledge that we have had access to such financial and other information, and have been afforded the opportunity to ask such questions of representatives of the Issuer and receive answers thereto, as we deem necessary in connection with our decision to purchase the Securities.

         We understand that the Securities are being offered in a transaction not involving any public offering within the Untied States within the meaning of the Securities Act and that the Securities have not been and will not be registered under the Securities Act or any state securities law, and we agree, on our own behalf and on behalf of each account for which we acquire any Securities, that if in the future we decide to resell, pledge or otherwise transfer such Securities, such Securities may be offered, resold, pledged or otherwise transferred only (i) to a person who we reasonably believe is a "qualified institutional buyer" (as defined in Rule 144A under the Securities
Act) in a transaction meeting the requirements of Rule 144A, (ii) in an offshore transaction meeting the requirements of Rule 904 under the Securities Act, (iii) pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder (if available), (iv) pursuant to an effective registration statement under the Securities Act, or (v) to the Issuer and (vi) in each case, in accordance with any applicable securities laws of any State of the United States or other applicable jurisdiction. We agree to notify any purchaser, pledgee or transferee of such Securities of the restrictions referred to in (i) through (vi) above. We understand that the registrar and transfer agent for the Securities will not be required to accept for registration of transfer any Securities acquired by us, except upon presentation of evidence satisfactory to the Issuer and the transfer agent that the foregoing restrictions on transfer have been complied with. We further understand that any Securities acquired by us (other than pursuant to Rule 144A) will be in the form of definitive physical certificates and that such certificates will bear a legend reflecting the substance of this paragraph.

         We acknowledge that you, the Issuer and others will rely upon our confirmations, acknowledgements and agreements set forth herein, and we agree to notify you promptly in writing if any of our representations or warranties herein cease to be accurate and complete.

         THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF
CONFLICTS OF LAWS.



Date: ____________________                 ____________________________________
                                           (Name of Purchaser)


                                           By:  ____________________________
                                           Name:
                                           Title:

                                           Address:


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